UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):    July 28, 2021

SOUTH JERSEY INDUSTRIES, INC.
(Exact name of registrant as specified in Charter)

New Jersey	1-6364	22-1901645
(State or other jurisdiction Of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 South Jersey Plaza, Folsom, NJ	08037
(Address of principal executive offices)	(Zip Code)

(609) 561-9000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock - $1.25 par value per share	SJI	New York Stock Exchange
5.625% Junior Subordinated Notes due 2079	SJIJ	New York Stock Exchange
Corporate Units	SJIV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On July 28, 2021, Mr. David Robbins, Jr. announced his retirement from South Jersey Industries, Inc. (the “Company” or “SJI”), effective December 31, 2021. As of August 1, 2021, Mr. Robbins will step down as President of SJI Utilities, Inc. a wholly-owned holding company of SJI. He will continue to serve as Senior Vice President of SJI until his retirement on December 31, 2021.

Effective August 1, 2021, Melissa Orsen, the Company’s Senior Vice President, will succeed Mr. Robbins as the President of SJI Utilities and she will continue to serve as a Senior Vice President of SJI.

Ms. Orsen does not have any family relationship with any director or other executive officer of the Company or any person nominated or chosen by the Company to become a director or executive officer. There have been no transactions nor are there any proposed transactions between the Company and Ms. Orsen that would require disclosure pursuant to Item 404(a) of Regulation S-K.

In recognition of her additional duties, the Board of Directors of the Company approved an annual base salary of $385,000 and she will be eligible to earn target bonus compensation commensurate with other Senior Vice Presidents. Ms. Orsen is also eligible to also participate in the Company’s Officer Severance Plan.  There are no other arrangements or understandings between Ms. Orsen and any other persons pursuant to which Ms. Orsen will be appointed as SVP of the Company and President of SJI Utilities, Inc.

A copy of the Company’s press release announcing the retirement of Mr. Robbins and appointment of Ms. Orsen to President of SJI Utilities is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

Exhibit Index

Exhibit	Description

99.1	Press release dated July 29, 2021, issued by South Jersey Industries, Inc.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 29, 2021	SOUTH JERSEY INDUSTRIES, INC.

	By:	/s/ Eric Stein
Name:	Eric Stein
Title:	Senior Vice President and General Counsel